Poplar Forest Outliers Fund

Institutional Class	IPFOX

SUMMARY PROSPECTUS

January 28, 2018

Before you invest, you may want to review the Poplar Forest Outliers Fund’s (the “Outliers Fund”) Statutory Prospectus, which contains more information about the Outliers Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated January 28, 2018, are incorporated by reference into this Summary Prospectus.  You can find the Outliers Fund’s Statutory Prospectus and other information about the Fund online at www.poplarforestfunds.com/resources.  You can also get this information at no cost by calling 1‑877‑522‑8860 or by sending an e-mail request to compliance@poplarforestllc.com.

Investment Objective
The Poplar Forest Outliers Fund (the “Outliers Fund”) seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Outliers Fund.
Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	2.66%
Total Annual Fund Operating Expenses(1)	3.66%
Less: Fee Waiver and Expense Reimbursement(2)	-2.55%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.11%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fee Waiver and Expense Reimbursement in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Fund and does not include expenses of 0.01% attributed to acquired fund fees and expenses (“AFFE”).

(2)
Poplar Forest Capital, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, interest, taxes and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.10% of average daily net assets of the Fund’s Institutional Class shares (the “Expense Cap”).  The Expense Cap will remain in effect through at least January 27, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example.  This Example is intended to help you compare the cost of investing in the Outliers Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$113	$884	$1,675	$3,749

Portfolio Turnover.  The Outliers Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 49.94% of the average value of its portfolio.

Principal Investment Strategy
The Outliers Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries.  A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”).  The Fund emphasizes investments in medium-sized companies (“mid-caps”) that may offer shareholders greater growth prospects than larger businesses without the heightened operational risks of small companies.   The Adviser defines “mid-caps” as those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.3 billion to approximately $29.4 billion as of May 12, 2017, the date of the last reconstitution of the Russell Midcap® Index) at the time of purchase.

The Outliers Fund will generally invest in 25 to 35 companies with (i) at least 50% invested in companies with market values below $25 billion, (ii) at least 50% invested in companies returning capital to shareholders through dividends or stock repurchases, and (iii) no more than 20% invested in companies with market values below $1 billion.

The Outliers Fund is managed using a long-term approach to security selection.  Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.

The Adviser evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to a company’s:

1.	expected future profits;
2.	expected sustainable revenue and/or asset growth;
3.	expected cash investment needed to support expected growth;
4.	normalized free cash flow after considering Items 1 through 3 above; and
5.	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The Outliers Fund may also invest up to 25% of its net assets in government and corporate debt securities of any maturity.  Within this 25%, no more than 10% of the Fund’s net assets will be invested in investment grade corporate debt and no more than 5% of the Fund’s net assets will be invested in non-investment grade (i.e., “junk” bonds) corporate debt.  The Fund may invest up to 20% of its net assets in foreign securities and emerging markets and up to 20% of its net assets in convertible securities.  The Fund may also invest in options.

Principal Investment Risks
Losing a portion of your investment is a risk of investing in the Outliers Fund.  The following additional risks could affect the value of your investment:

•
General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.  Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

•	Management Risk – If the Adviser’s investment strategies do not produce the expected results, the value of the Outliers Fund could decrease.
•
Equity Securities Risk – The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Value-Style Investing Risk – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

•	Debt Securities Risk – The following risks are associated with the Fund’s investment in debt securities.
o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier (prepayment) or later (extension) than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk.  The Fund’s investments in fixed income securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Medium-Sized Companies Risk – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

•
Foreign and Emerging Market Securities Risk – Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets.  Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.  These risks are magnified in countries in “emerging markets.”  Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.  In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

•
Convertible Securities Risk – Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

•
Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

The Outliers Fund may be appropriate for investors who:

•	are pursuing long-term growth of capital;
•	want to add an investment with appreciation potential to diversify their investment portfolio; and
•	can accept the greater risks of investing in a portfolio with significant common stock holdings.

Performance
Simultaneous with the commencement of the Fund’s investment operations on December 31, 2014, the Poplar Forest Outliers Fund, L.P., a limited partnership managed by the Adviser (the “Predecessor Partnership”) converted into the Institutional Class of the Fund by contributing all of its assets to the Fund in exchange for Institutional Class shares of the Fund.  The Predecessor Partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Partnership was managed by the same portfolio manager as the Fund.  The Fund’s performance for periods before December 31, 2014 is that of the Predecessor Partnership and includes the expenses of the Predecessor Partnership.  The performance includes gains or losses plus income and the reinvestment of all dividends and interest.  All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes.  If the Predecessor Partnership’s performance was adjusted to reflect the projected first year expenses of the Fund, the performance for all periods would have been lower than that shown.

The performance returns of the Predecessor Partnership are unaudited and are calculated by the Adviser on a total return basis.  The Predecessor Partnership was not registered under the Investment Company Act of 1940, as amended (the “1940  Act”), and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.  On a going forward basis after December 31, 2014, the Fund’s performance is calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Predecessor Partnership.

The following information provides some indication of the risks of investing in the Fund.  The bar chart shows the Fund’s Institutional Class shares’ annual return from year to year.  The table shows how the Fund’s average annual returns for the 1-year, 5-year and since inception periods compare with those of a broad measure of market performance.  Performance for periods prior to December 31, 2014 is that of the Predecessor Partnership as described above.  The Fund’s past performance, before and after taxes, as well as the performance of the Predecessor Partnership, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://poplarforestfunds.com/poplar-forest-outliers-fund/ within the Fund documents or by calling the Fund toll-free at 1‑877‑522‑8860.

Calendar Year Total Returns as of December 31,* - Institutional Class
During the period of time shown in the bar chart, the highest return for a calendar quarter was 17.64% (quarter ended March 31, 2012) and the lowest return for a calendar quarter was -12.47% (quarter ended September 30, 2015).

Average Annual Total Returns
(For the periods ended December 31, 2017)
Institutional Class*	1 Year	5 Year	Since Inception (12/31/2011)
Return Before Taxes	6.74%	11.65%	12.57%
Return After Taxes on Distributions	6.57%	11.49%	12.43%
Return After Taxes on Distributions and Sale of Fund Shares	3.95%	9.28%	10.16%
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)	18.52%	14.96%	15.34%
* The returns shown prior to December 31, 2014 are those of the Predecessor Partnership.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  Prior to December 31, 2014, the Fund was an unregistered partnership that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.  As a result of the different tax treatment, after-tax returns for the periods prior to December 31, 2014, are not calculated using the standard formula set forth in rules promulgated by the SEC.

Management
Investment Adviser.  Poplar Forest Capital, LLC is the Outliers Fund’s investment adviser.

Portfolio Manager.  Stephen A. Burlingame (Portfolio Manager and Research Analyst) and J. Dale Harvey (CEO and Chief Investment Officer) are the portfolio managers principally responsible for the day-to-day management of the Outliers Fund.  Mr. Burlingame has managed the Fund and the Predecessor Partnership since inception.  Mr. Harvey has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Outliers Fund shares on any business day by written request via mail (Poplar Forest Outliers Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-877-522-8860, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Types of Accounts	To Open Your Account	To Add to Your Account
Institutional Class
All Accounts	$2,000	$1,000

Tax Information
The Outliers Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Outliers Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.